Exhibit 99.1

NOTICE OF PROPOSED SETTLEMENT AND DISMISSAL

WITH PREJUDICE OF DERIVATIVE ACTION

TO:	ALL OWNERS OF LANNETT COMPANY, INC. (“LANNETT” OR THE “COMPANY”) STOCK (TICKER SYMBOL: LCI).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.

IF THE COURT APPROVES THE SETTLEMENT OF THE DERIVATIVE ACTION, LANNETT STOCKHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE, AND FROM PURSUING RELEASED CLAIMS.

THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

PLEASE TAKE NOTICE that this action is being settled on the terms set forth in a Stipulation and Agreement of Settlement, dated May 22, 2020 (the “Stipulation”). The purpose of this Notice is to inform you of:

•       the existence of the derivative action captioned In re Lannett Company, Inc. Derivative Litigation, Lead Case No.: 1:19-cv-0088-MN-JLH (D. Del.) (“Derivative Action”),

•       the proposed settlement between Plaintiffs1 and Defendants reached in the Derivative Action (the “Settlement”),

•       the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement and dismissal of the Derivative Action with prejudice,

•       Plaintiffs’ Counsel’s application for fees and expenses, and

•       Plaintiffs’ Service Awards.

This Notice describes what steps you may take in relation to the Settlement. This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiffs’ claims or Defendants’ defenses. This Notice is solely to advise you of the proposed Settlement of the Derivative Action and of your rights in connection with the proposed Settlement.

Summary

On May 22, 2020, Plaintiffs, Lannett, in its capacity as a nominal defendant, current and former officers and/or members of Lannett’s Board of Directors, defendants Arthur P. Bedrosian, Timothy C. Crew, Martin P. Galvan, John Kozlowski, David Drabik, Jeffrey Farber, Patrick Lepore, James M. Maher, Albert Paonessa, III, and Paul Taveira entered into the Stipulation in the Derivative Action filed derivatively on behalf of Lannett, in the United States District Court for the District of Delaware (the “Court”) against the Individual Defendants. The Settlement, as documented in the Stipulation, subject to the approval of the Court, is intended by the Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims (including Unknown Claims) and to result in the dismissal of the Derivative Action with prejudice, upon the terms and subject to the conditions set forth in the Stipulation. As consideration, the Settlement requires the Company to adopt certain corporate governance modifications, as outlined in Exhibit A to the Stipulation. The Settlement provides that the Defendants shall pay, or cause their insurer to pay, a Fee and Expense Award to Plaintiffs’ Counsel of six-hundred thousand ($600,000), from which Fee and Expense Award a Service Award to each of the two Plaintiffs of one thousand five hundred dollars ($1,500) will be paid.

1 All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation.

This Notice is a summary only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this summary, please see the full Stipulation posted on the Company’s website (https://lannett.investorroom.com/derivative-litigation-settlement) Plaintiffs’ Counsel at the addresses listed below, or inspect the full Stipulation filed with the Clerk of the Court.

What is the Lawsuit About?

The Derivative Action is brought derivatively on behalf of nominal defendant Lannett and alleges that the Individual Defendants violated the federal securities laws and breached their fiduciary duties by knowingly or recklessly causing the Company to participate in anti-competitive conduct, by personally making and/or causing the Company to make to the investing public a series of materially false and misleading statements regarding the Company’s business, operations, and compliance, and by causing the Company to fail to maintain internal controls.

Why is there a Settlement of the Derivative Action?

The Court has not decided in favor of Defendants or Plaintiffs in the Derivative Action. Instead, the parties have agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Settlement, including the corporate governance reforms that the Company will adopt as part of the Settlement, provides a substantial benefit to, and is in the best interests of, Lannett and its stockholders.

Defendants deny each and every allegation of wrongdoing or liability arising out of or relating in any way to the events, conduct, statements, acts, or omissions alleged in the Derivative Action. Defendants further assert that, at all times, they acted in good faith, and in a manner they reasonably believed to be and that was in the best interests of Lannett and Lannett’s stockholders. Defendants assert that they have meritorious defenses to the claims in the Derivative Action. Nonetheless, Defendants have entered into the Stipulation, without admitting or conceding any fault, liability, wrongdoing, or damage whatsoever, in order to avoid the risks inherent in any lawsuit and the burden and expense of further litigation.

The Settlement Hearing and Your Right to Object to the Settlement

On August 7, 2020, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein (the “Preliminary Approval Order”) and providing for the notice of the Settlement to be made to Lannett stockholders. The Preliminary Approval Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on October 7, 2020 at 1:00 p.m. before the Honorable Jennifer L. Hall,2 U.S. District Court, District of Delaware, Courtroom 2B, located at the J. Caleb Boggs Federal Building, 844 N. King Street, Wilmington, Delaware 19801, to among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of the Company and its stockholders; (ii) consider any objections to the Settlement submitted in accordance with this Notice; (iii) determine whether a judgment should be entered dismissing all claims in the Derivative Action with prejudice, and releasing the Released Claims against the Released Persons; (iv) consider the agreed-to Fee and Expense Award to Plaintiffs’ Counsel of attorneys’ fees and the reimbursement of expenses; (v) consider the Service Award to Plaintiffs, which shall be funded from the Fee and Expense Award; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement.

The Court may, in its discretion, change the date and/or time of the Settlement Hearing without further notice to you. The Court also has reserved the right to hold the Settlement Hearing telephonically without further notice to you. If you intend to attend the Settlement Hearing, please consult the Court’s calendar and/or the websites of Lannett (https://lannett.investorroom.com/derivative-litigation-settlement) or any change in date, time or format of the Settlement Hearing.

Any Lannett stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the proposed award of attorneys’ fees and expenses, may file with the Court a written objection. An objector must at least fourteen (14) calendar days prior to the Settlement Hearing: (1) file with the Clerk of the Court and serve upon the below listed counsel a written objection to the Settlement setting forth (a) the nature of the objection, (b) proof of ownership of Lannett common stock as of the date of the Stipulation and through the date of the filing of any such objection, including the number of shares of Lannett common stock held and the date of purchase, (c) any and all documentation or evidence in support of such objection, and (d) the identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last three (3) years; and (2) if intending to appear, and requesting to be heard, at the Settlement Hearing, he, she, or it must, in addition to the requirements of (1) above, file with the Clerk of the Court and serve on the below listed counsel (a) a written notice of his, her, or its intention to appear at the Settlement Hearing, (b) a statement that indicates the basis for such appearance, (c) the identities of any witnesses he, she, or it intends to call at the Settlement Hearing and a statement as to the subjects of their testimony, and (d) any and all evidence that would be presented at the Settlement Hearing. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall be foreclosed from raising any objection to the Settlement and shall not be permitted to appear at the Settlement Hearing, except for good cause shown.

IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN SEPTEMBER 23, 2020. The Clerk’s address is:

2 Judge Hall will issue a Report and Recommendation regarding the Proposed Final Order and Judgment at or after the Settlement Hearing.

Clerk of the Court

U.S. DISTRICT COURT, DISTRICT OF DELAWARE

J. Caleb Boggs Federal Building

844 N. King Street, Unit 18

Wilmington, Delaware 19801

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN SEPTEMBER 23, 2020. Counsel’s addresses are:

Counsel for Plaintiffs:

Geoffrey M. Johnson SCOTT+SCOTT ATTORNEYS AT LAW LLP 12434 Cedar Road, Suite 12 Cleveland Heights, OH 44106	Timothy Brown THE BROWN LAW FIRM, P.C. 240 Townsend Square Oyster Bay, NY 11771
Phillip Kim THE ROSEN LAW FIRM, P.A. 275 Madison Avenue, 40th Floor New York, NY 10016

Counsel for Defendants:

Jay P. Lefkowitz, P.C.

Matthew Solum, P.C.

Terence Y. Leong

Daniel Cellucci

KIRKLAND & ELLIS LLP

601 Lexington Avenue

New York, NY 10022-4611

Ian Comisky

Matthew Lee

Nathan Huddell

FOX ROTHSCHILD LLP

2000 Market Street, 20th Floor

Philadelphia, PA 19103-3222

Kasey H. DeSantis

FOX ROTHSCHILD LLP

919 N. Market Street, Suite 3000

Wilmington, Delaware 19899-2323

Anthony S. Barkow
Olivia G. Hoffman
JENNER & BLOCK LLP
919 Third Avenue
New York, NY 10022
(212) 891-1600

Howard S. Suskin
JENNER & BLOCK LLP
353 N. Clark Street
Chicago, IL 60654
(312) 222-9350

David E. Ross

Anne M. Steadman
ROSS ARONSTAM & MORITZ LLP

100 S. West Street, Suite 400

Wilmington, Delaware 19801

An objector may file an objection on his, her or its own or through an attorney hired at his, her or its own expense. If an objector hires an attorney to represent him, her or it for the purposes of making such objection, the attorney must serve a notice of appearance on the counsel listed above and file such notice with the Court no later than fourteen (14) calendar days before the Settlement Hearing. Any Lannett stockholder who does not timely file and serve a written objection complying with the above terms shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred.

Any objector who files and serves a timely, written objection in accordance with the instructions above, may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court.

If you are a Lannett stockholder and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to the settlement in this Derivative Action, and from pursuing any of the Released Claims.

Release and Related Matters

If the Settlement is approved, claims will be released pursuant to, among other provisions, the following provisions:

Upon the Effective Date, Lannett, Plaintiffs, and each of the Lannett stockholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims against the Released Persons. Lannett, Plaintiffs, and each of Lannett stockholders shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue any Released Person with respect to any Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the Released Claims against the Released Persons except to enforce the releases and other terms and conditions contained in this Stipulation and/or the Judgment entered pursuant thereto.

“Released Claims” shall mean all Claims (including known and Unknown Claims), including but not limited to, any claims for damages, injunctive relief, equitable relief, interest, attorneys’ fees, expert or consulting fees, and any and all other costs, fees, expenses, or liabilities whatsoever, against any of the Released Persons that (i) were asserted or could have been asserted derivatively in the Derivative Action; (ii) would have been barred by res judicata had the Derivative Action been fully litigated to final judgment; (iii) that have been, could have been, or could in the future be asserted derivatively in any forum or proceeding or otherwise against any of the Released Persons that concern, are based upon, involve, or arise out of, or relate to any of the subject matters, allegations, transactions, facts, events, occurrences, disclosures, representations, statements, acts, failures to act, alleged mismanagement, misconduct, concealment, omissions, alleged misrepresentations, alleged violations of foreign or domestic law (including all local, state, and/or federal laws), sale(s) of stock, or other matters involved, set forth, or referred to, or that could have been alleged in or encompassed by, the complaint in the Derivative Action; or (iv) arise out of, relate to, or concern the defense, settlement, or resolution of the Derivative Action or the Released Claims. For clarity, Released Claims shall not include (i) claims to enforce the terms of the Stipulation and/or the judgment entered pursuant thereto, or (ii) exclusively direct claims (i.e., as opposed to derivative claims) Lannett shareholders may have in an individual capacity against Defendants.

“Related Persons” means each and all of a Person’s past, present, or future family members, spouses, domestic partners, parents, associates, affiliates, subsidiaries, officers, directors, stockholders, owners, members, representatives, employees, attorneys, financial or investment advisors, consultants, underwriters, investment banks or bankers, commercial bankers, insurers, reinsurers, excess insurers, co-insurers, advisors, principals, agents, heirs, executors, trustees, estates, beneficiaries, distributees, foundations, general or limited partners or partnerships, joint ventures, personal or legal representatives, administrators, or any other person or entity acting or purporting to act for or on behalf of any Person, and each of their respective predecessors, successors, and assigns.

“Released Persons” means, collectively, each and all of the Defendants and their Related Persons, and Defendants’ Counsel.

“Unknown Claims” means any Claims that any Party or any Lannett stockholder (claiming in the right of, or on behalf of, the Company) does not know or suspect to exist at the time of the release of the Released Claims and Defendants’ Released Claims that, if known by him, her, or it, might have affected his, her, or its settlement with and release of the Released Claims and Defendants’ Released Claims, or might have affected his, her, or its decision not to object to this Settlement. Unknown Claims include those Claims in which some or all of the facts comprising the Claim may be unsuspected, or even undisclosed or hidden. With respect to any and all Released Claims and Defendants’ Released Claims, including Unknown Claims, the Parties stipulate and agree that, upon the Effective Date, they shall expressly waive, and every Lannett stockholder shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights, and benefits of California Civil Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The Parties shall expressly waive, and every Lannett stockholder who is not a Plaintiff shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable or equivalent in effect to California Civil Code § 1542. The Parties may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims or Defendants’ Released Claims, but the Parties shall expressly have, and every Lannett stockholder shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released any and all Released Claims and Defendants’ Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, reckless, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Parties acknowledge, and every Lannett stockholder who is not a Plaintiff shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waivers were separately bargained for and a key element of the Settlement of which this release is a material and essential part.

Interim Stay and Injunction

Pending the Court’s determination as to final approval of the Settlement, Plaintiffs and Plaintiffs’ Counsel, and any Lannett stockholders, derivatively on behalf of Lannett, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any of the Released Persons in any court or tribunal.

Scope of the Notice

This Notice is a summary description of the Derivative Action, the complaints, the terms of the Settlement, and the Settlement Hearing. For a more detailed statement of the matters involved in the Derivative Action, reference is made to the Stipulation, a copy of which may be reviewed and downloaded at (https://lannett.investorroom.com/derivative-litigation-settlement).

*    *     *

You may obtain further information by contacting counsel for Plaintiffs at: Geoffrey M. Johnson, Scott+Scott Attorneys at Law LLP, 12434 Cedar Road, Suite 12, Cleveland Heights, OH 44106, Telephone: (216) 229-6088, E-mail gjohnson@scott-scott.com or Timothy Brown, The Brown Law Firm, P.C., 240 Townsend Square, Oyster Bay, NY 11771, Telephone: (516) 922-5427, E-mail: tbrown@thebrownlawfirm.net or Phillip Kim, The Rosen Law Firm, P.A., 275 Madison Avenue, 40th Floor, NY 10016, Telephone: (212) 686-1060, E-mail: pkim@rosenlegal.com. Please Do Not Call the Court or Defendants with Questions About the Settlement.

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